PGIM Rock ETF Trust
PGIM S&P 500 Max Buffer ETF – December
(the “Fund”)
Supplement dated November 21, 2025
to the Fund’s Currently Effective Prospectus
As described in the Fund’s prospectus, an investment in shares of the Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (generally, an approximately one-year period over which the Fund seeks to produce the target outcome). The Target Outcome Period for the Fund will commence on December 1, 2025 and end on November 30, 2026. The Fund’s Cap will not be determined until on or about the start of the Target Outcome Period. Investors are encouraged to visit the Fund’s website (https://www.pgim.com/investments/etf-buffer-fund)* on December 1, 2025 (or the first business day thereafter) to obtain information on the Cap for the Target Outcome Period. Investors should consider the Cap before investing in the Fund for the Target Outcome Period.
The anticipated buffer for the Fund is also disclosed below. Investors are further encouraged to visit the website (https://www.pgim.com/investments/etf-buffer-fund)* for the Fund on December 1, 2025 (or the first business day thereafter) to obtain information on the final buffer for the Target Outcome Period.
As of November 21, 2025, the expected range of the Fund’s Cap and anticipated buffer for the Target Outcome Period is set forth below.
Fund Name	Ticker	Estimated Cap Range	Anticipated Buffer
PGIM S&P 500 Max Buffer ETF – December	PMDE	4.9% – 7.9% before fees and expenses	100% before fees and expenses
		(4.4% – 7.4% after taking into account the Fund’s unitary management fee)	(99.5% after taking into account the Fund’s unitary management fee)
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* Reference to the Website does not incorporate the Website into this supplement or the Fund’s prospectus.

LR5024DEC